SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 5, 2004
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                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



     Delaware                       333-56365                   13-3725229
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(State or other jurisdiction    (Commission File               (IRS Employer
     of incorporation)               Number)                 Identification No.)



      521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
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                                       N/A
                                       ---
         (Former name or former address, if changed since last report):






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Item 7.    Financial Statements and Exhibits

(c)   Exhibits

*+ 99.1 Press release issued May 5, 2004 entitled "FairPoint Reports Solid Operating Results for the Three-Months Ended March 31, 2004."

Item 12.   Results of Operations and Financial Condition

      On May 5, 2004, FairPoint Communications, Inc. (the "Company") issued a press release announcing operating results for the three months ended March 31, 2004, a copy of which is furnished as Exhibit 99.1 to this Current Report.

      The Company has presented its EBITDA and Adjusted Consolidated EBITDA for such period, which are "non-GAAP" financial measures under Regulation G promulgated by the Securities and Exchange Commission. "EBITDA" means net income
(loss) before income (loss) from discontinued operations, interest expense, income taxes and depreciation and amortization. "Adjusted Consolidated EBITDA" is EBITDA as adjusted for the items disclosed in the attached exhibit. The Company believes that EBITDA and Adjusted Consolidated EBITDA are useful to investors because they are commonly used in the communications industry to analyze companies on the basis of operating performance and leverage. The Company believes that EBITDA and Adjusted Consolidated EBITDA allow for a standardized comparison between companies in the communications industry, while minimizing the differences from depreciation policies, financial leverage and tax strategies. EBITDA and Adjusted Consolidated EBITDA are also used in covenants in credit facilities and high yield debt indentures to measure a borrower's ability to incur debt and for other purposes, and may be the preferred measure for these purposes. Covenants in the Company's credit facility and in the indentures governing the Company's senior subordinated notes and senior notes that limit its ability to incur debt are based on EBITDA and Adjusted Consolidated EBITDA. In addition, Adjusted Consolidated EBITDA is one of the primary measures the Company's management uses for its planning and budgeting processes and to monitor and evaluate the Company's financial and operating results. While providing useful information, EBITDA and Adjusted Consolidated EBITDA should not be considered in isolation or as a substitute for consolidated statement of operations and cash flow data prepared in accordance with generally accepted accounting principles.

The information set forth under this "Item 12. Results of Operations and Financial Condition" shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933 (the "Securities Act"), as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

--------
* Filed herewith.

+ This Exhibit 99.1 to this Current Report shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FAIRPOINT COMMUNICATIONS, INC.


                                           By:  /s/ Walter E. Leach, Jr.
                                                --------------------------------
                                                Name:  Walter E. Leach, Jr.
                                                Title: Senior Vice President and
                                                       Chief Financial Officer


Date:  May 5, 2004